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                                                                 EXHIBIT 10.13.4

                   FOURTH AMENDMENT TO COLLABORATION AGREEMENT

      This Fourth Amendment to Collaboration Agreement (this "Fourth Amendment") dated as of January 31, 2006 (the "Fourth Amendment Effective Date"), is by and between Regeneron Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of New York and having its principal office at 777 Old Saw Mill River Road, Tarrytown, New York 10591 ("Regeneron ") and sanofi-aventis U. S., LLC, (successor in interest to Aventis Pharmaceuticals Inc.), a limited liability company organized and existing under the laws of the State of Delaware and having a principal place of business at 200 Crossing Blvd., Bridgewater, New Jersey 08807 ("Aventis").

                                  INTRODUCTION

      WHEREAS, Regeneron and Aventis are Parties to a Collaboration Agreement, having an Effective Date of September 5, 2003, as amended on December 31, 2004, January 7, 2005, and December 21, 2005 (the "Collaboration Agreement"); and

      WHEREAS, Regeneron and Aventis have determined that it is desirable to amend certain provisions of the Collaboration Agreement and document further agreements between them as set forth herein.

      NOW, THEREFORE, in consideration of the following mutual promises and obligations and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Capitalized terms used in this Fourth Amendment and not defined herein shall have the meanings ascribed to them in the Collaboration Agreement.

1. NEWLY CREATED INTELLECTUAL PROPERTY. Article 4 of the Collaboration Agreement shall be amended by adding a new Section 4.6 at the end thereof as follows:

                        "4.6 Newly Created Intellectual Property. In addition to
                  the other licenses granted under this Article 4 and subject to the other terms and conditions of this Agreement, to the extent permitted under any relevant Third Party agreement, each Party grants to the other Party and its Affiliates the perpetual, royalty-free, paid-up, non-exclusive, worldwide right and license, with the right to grant sublicenses, to use and practice for any and all purposes: (i) all intellectual property (including, without limitation, Know-How, Patents and Patent Applications and copyrights) other than Excluded Rights discovered, invented, authored or otherwise created by it (or its Affiliate) after the Fourth Amendment Effective Date directly in connection with the

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                  performance of the research activities approved by the JRC and/or the clinical development activities approved by the JDC, in each case, as included in the Co-Development Plans, and (ii) the Patents and Know-How identified on Schedule I to the Fourth Amendment (which were discovered or otherwise created by Regeneron (either solely or with Third Party collaborators) directly in connection with the performance of the Co-Development Plans prior to the Fourth Amendment Effective Date). As used above, the term "Excluded Rights" shall mean any Patents or Know-How claiming or covering the composition (including any formulation) of a VEGF Product, including without limitation, a VEGF Trap Product. For the avoidance of doubt, nothing in this Section 4.6 shall be construed to grant either Party any license to Patents or Know-How of the other Party discovered, invented, authored or otherwise created by it outside the performance of the research activities approved by the JRC and/or the clinical development activities approved by the JDC, in each case, as included in Co-Development Plans."

2. DOCUMENTATION OF COLLABORATION ACTIVITIES. In recognition of the importance of proper documentation for the purposes of determining inventorship under United States patent and copyright laws as well as the laws of the State of New York with regard to Know How, the Parties agree to jointly establish standard operating procedures within ninety (90) days of the Fourth Amendment Effective Date related to the documentation of Collaboration activities carried out by the Parties.

3. MISCELLANEOUS AMENDMENT TO COLLABORATION AGREEMENT. Section 19.8 of the Collaboration Agreement is hereby amended by adding a reference to Section "4.6" in the correct numerical order in the parenthetical phrase therein beginning "(including, without limitation, Sections 2.7. . .)."

4. CONTINUING EFFECT. Except as specifically modified by this Fourth Amendment, all of the provisions of the Collaboration Agreement are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.

5. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. The Collaboration Agreement, this Fourth Amendment, and any written agreements executed by both Parties pertaining to the subject matter therein, constitute the entire agreement between the Parties hereto with respect to subject matter hereof and thereof. Said documents supersede all other agreements and understandings between the Parties with respect to the subject matter hereof and thereof, whether written or oral. This Fourth Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, administrators, executors, Affiliates, successors and permitted assigns.

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6.    HEADINGS. The section headings contained in this Fourth Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of the Fourth Amendment.

7. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each Party and delivered to the other Party.

8. MISCELLANEOUS. This Fourth Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws. Each Party hereby irrevocably and unconditionally consents to the exclusive jurisdiction of the courts of the State of New York, and the United States District Court for the Southern District of New York for any action, suit or proceeding arising out of or relating to this Fourth Amendment, waives any objections to such jurisdiction and venue and agrees not to commence any action, suit or proceeding relating to this Fourth Amendment except in such courts. This Fourth Amendment supersedes all prior understandings and agreements, whether written or oral, among the Parties hereto relating to the essence of this Fourth Amendment. If there is a direct conflict between the provisions of the Collaboration Agreement and this Fourth Amendment, this Fourth Amendment shall govern. This Fourth Amendment may be amended only by a written instrument executed by each of the Parties.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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      IN WITNESS WHEREOF, each of the Parties has caused this Fourth Amendment to be executed as of the date hereof by a duly authorized corporate officer.

                               SANOFI-AVENTIS U.S., LLC

                               By:  /s/ Larry Baugh
                                  ----------------------------------------------

                               Name:  Larry Baugh

                               Title: Site Director

                               Date:  February 1, 2006

                               By: /s/ Gregory Irace
                                  ----------------------------------------------

                               Name: Gregory Irace

                               Title: Senior Vice President & Chief Financial Officer

                               Date: February 1, 2006

                               REGENERON PHARMACEUTICALS, INC.

                               By: /s/  Murray Goldberg
                                  ----------------------------------------------

                               Name: Murray Goldberg

                               Title: SVP, Finance & Administration and CFO

                               Date: January 31, 2006

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                                   SCHEDULE I

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